Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


(Value Artwork)


VALUE

Annual Report
2001

DELAWARE
Decatur Equity Income Fund

[GRAPHIC OMITTED] POWERED BY RESEARCH.(SM)

A Commitment
  to Our Investors

Experience
[_] Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.

[_] We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
[_] We strive to deliver consistently good performance in all asset classes.

[_] We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
[_] We are committed to providing the highest standards of client service.

[_] You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

[_] We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
[_] Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

[_] We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates managed approximately $86 billion in assets as of Decmber 31, 2001.

Table
 of Contents

Letter to Shareholders                      1

Portfolio Management Review                 3

Performance Summary                         8

New at Delaware                             10

Financial Statements:

  Statement of Net Assets                   11

  Statement of Operations                   13

  Statements of Changes in Net Assets       14

  Financial Highlights                      15

  Notes to Financial Statements             19

Report of Independent Auditors              21

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.

                                             Delaware Decatur Equity Income Fund
Letter                                       December 11, 2001
  to Shareholders

Recap of Events
Three months after the tragic events of September 11, we are beginning to get a clearer picture of that day's impact on the U.S. economy and our capital markets. A long decline in U.S. corporate profits, which began last autumn, deepened following the terrorist attacks in New York and Washington, D.C. and has prolonged a year-long economic slide.

It has also become clear that September 11 may have been a catalyst for U.S. stocks, which now appear to have bottomed just when things appeared most bleak, in the days immediately following the terrorist attacks.

Major stock indexes have made an impressive recovery since September 11. As of November 30, 2001, the Dow Jones Industrial Average had gained +19.6% from its low point on September 21, and +10.4% since the re-opening of the New York Stock Exchange on September 17. Likewise, the Nasdaq Composite Index had gained +35.8% from its September 21 low and +22.2% since September 17. According to Lipper, the average stock mutual fund made a healthy +9.54% gain between September 17 and November 30, 2001.

This recent burst of strong performance has, in effect, tempered performance numbers for the fiscal year ended November 30, 2001. Those figures, although generally disappointing, were on their way to being worse during September. For the fiscal year ended November 30, 2001, the Dow Jones Industrial Average fell by -3.7%, while the Nasdaq Composite Index fell by -25.7%.

Delaware Decatur Equity Income Fund returned +0.75% (Class A shares at net asset value with distributions reinvested) during the fiscal year ended November 30, 2001, beating the -12.21% decline posted by its benchmark, the S&P 500 Index. The Fund's peer group, as measured by the 205 funds in the Lipper Equity Income Funds Average, declined by -2.78% for the same period.

In late November, the non-profit National Bureau of Economic Research (NBER), the quasi-official arbiter of U.S. economic recessions, declared that the current economic downturn in America is a recession. The NBER's business cycle dating committee, comprised of six academic economists, tabbed March 2001 as the start of the recession. The NBER's call made it exactly 10 years between U.S. recessions and ended the longest expansionary period since the group began keeping records in 1854.

The good news on the economic front is that some signs already point to recovery, and that much has been done in the past year to help steer the U.S. economy toward growth. The U.S. Federal Reserve Board has been cutting interest rates since January 2001, while the fiscal stimulus passed by Congress this year has reached monumental levels. These noteworthy efforts have occasionally prompted comparisons to the U.S. Marshall Plan, aimed at rebuilding Europe after WWII. Government spending so far has been aimed at disaster relief, new security measures, and airline industry aid, while more is likely on the way.

Total Return
For the period ended November 30, 2001                           One Year
Delaware Decatur Equity Income Fund - Class A Shares              +0.75%
Lipper Equity Income Funds Average (205 funds)                    -2.78%
Standard & Poor's 500 Index                                      -12.21%
S&P 500/BARRA Value Index                                         -8.56%
--------------------------------------------------------------------------------
All performances shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the S&P 500 Index can be found on pages 8 and 9. The Lipper category represents the average return of equity income funds tracked by Lipper (Source: Lipper Inc.). The S&P 500/BARRA Value Index tracks those S&P 500 companies with low ratios of book value to market capitalization. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Outlook
Since September 11, the investment community has advocated a great degree of caution with regard to the stock market's prospects. Many experienced investors and strategists have pointed out that corporate profits remain weak, that there are no guarantees with regard to fiscal and monetary stimulus, and that the current downturn may prove difficult to reverse since it was driven by poor capital investment. We agree with this rationale on all counts.

At Delaware Investments, we also believe that when pessimism and uncertainty are high, interest rates are low, and profits are bottoming, the long-run prospects for stock investors are at their best. We think a dose of caution is always healthy for investors. But a pessimistic market outlook is best reserved for times such as March of 2000, when interest rates were peaking and stocks reached all-time highs that left them overvalued, in our view, by all respectable measures. At that point, pessimism made sense.

This autumn's stock market rebound likely cannot continue unabated. Until the U.S. sees a turn in corporate profits, the market will be apt to move erratically, occasionally giving up gains in the short term. Yet when it comes to long-term growth prospects, we view the current environment as clearly a time for optimism. In our opinion, investment in well-selected common stocks remains a sound strategy for investors looking to protect and enhance their capital over the long term. We are hopeful that this autumn marked the start of strong future performance.

As we look to a brighter future, Delaware Investments remains committed to growing its service-oriented approach and meeting shareholders' ever-changing needs. As a result, we recently debuted Delaware eDelivery, which allows you to access your account online, at any time. At Delaware, we take pride in our award-winning service, and we hope you enjoy this new feature, which was offered in response to overwhelming demand.

Thank you for remaining committed to Delaware Investments. We wish you a healthy and prosperous New Year.

Sincerely,

/s/ Charles E. Haldeman, Jr.
---------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes
---------------------------------------
David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds

Portfolio                                   Delaware Decatur Equity Income Fund
  Management Review                         December 11, 2001

Fund Manager
John B. Fields
Senior Portfolio Manager

The Fund's Results
Delaware Decatur Equity Income Fund returned +0.75% (Class A shares at net asset value with distributions reinvested) for the fiscal year, which ended November 30, 2001. By comparison, the Lipper Equity Income Funds Average lost -2.78% and the S&P 500/BARRA Value Index declined -8.56% for the same period. The S&P 500 Index declined -12.21%.

Throughout the fiscal year, we focused on large, well-established companies with long and stable histories of dividend payments and the potential to make strong capital gains over the next 12 to 18 months. In selecting stocks for the portfolio, we analyze companies on a case-by-case basis. A company's financial strength, the quality of its management, its product line and prospects for long-term growth are just some of the factors that we consider before making an investment decision. During the 12-month period, this process of fundamental analysis led us to a number of high-quality companies in a variety of economic sectors.

Portfolio Highlights
During the fiscal year, we sought to position the Fund for an economic recovery. Initially, we believed that the third calendar quarter of 2001 would be the bottom of the recession and that we would begin to see a modest upturn in the economy in the fourth quarter. The events of September 11 quelled the prospects for an economic recovery beginning in 2001, and we now anticipate a turnaround in economic growth during the first six months of 2002.

Although the start of an economic recovery may have been delayed for a quarter or two, we have maintained our strategy of managing the portfolio for an economic upturn. We believe leadership during the recovery is likely to come from old economy companies that are using technology to lower their cost structures and become more competitive. We have focused on such companies in a variety of sectors, because it is our opinion that they should be able to deliver better-than-expected earnings once economic growth begins to accelerate.

Throughout the fiscal year, we systematically reduced the Fund's exposure to the more defensive parts of the market, such as the food, beverage & tobacco sector, as well as utilities. We increased investment in economically sensitive companies, which tend to do well during periods of economic growth. These included producers of capital goods such as the industrial machinery manufacturer Caterpillar, and consumer cyclicals like retailing chain Target.

We also invested in companies which generally prosper in a low interest rate environment. In this area we favored banks and other financial institutions, such as insurance companies, which have the potential to benefit from a stronger business environment and rising premiums.

The stock market was closed from September 11 to September 14. When it reopened on September 17 it declined precipitously for several days, and valuations on many excellent companies fell to extremely low levels. We took advantage of the stock market's sell-off to upgrade the quality of the portfolio by adding to a number of high-quality positions, such as General Electric and Carnival. The decline in stock valuations also provided us with an opportunity to build up the Fund's technology position. We favored market leaders in the broad area of technology, focusing primarily on the software and semiconductor sectors. During the year we added Microsoft, Oracle, Automatic Data Processing, and Intel to the portfolio.

There are disappointments in any diversified investment portfolio, and during the fiscal year telecommunications and energy stocks were among those that detracted from the Fund's performance. Most telecommunications companies generated poor earnings during the year, and many could offer little guidance as to when their businesses might pick up.

In the energy area, we had positioned the Fund to take advantage of increased drilling for natural gas and oil once the economy began to gather steam. However, in an environment of weak demand caused by the continued economic slowdown, energy prices declined. Our energy holdings were a disappointment during the year.

Outlook
As we look forward to 2002, we expect the market to be volatile. We urge investors to maintain diversified portfolios and to be realistic in their expectations for equity returns. We anticipate that market returns will be more in line with historical norms of 8% to 12% in 2002.

We believe we have built a portfolio of high-quality companies that are leaders in their markets. We believe the Fund is positioned to perform well as the economy rebounds from recession in the months to come.

Delaware Decatur Equity Income Fund
Top 10 Holdings
As of November 30, 2001

                      Percentage                              Stock's 12 Month
Company              of Portfolio        Industry              Dividend Yield*
--------------------------------------------------------------------------------
 1. J.P. Morgan          2.7%        Banking & Finance              3.47%
    Chase
--------------------------------------------------------------------------------
 2. Citigroup            2.6%        Banking & Finance              1.23%
--------------------------------------------------------------------------------
 3. General              2.5%        Electronics &                  1.75%
    Electric                         Electrical Equipment
--------------------------------------------------------------------------------
 4. Minnesota Mining     2.2%        Miscellaneous                  2.06%
    & Manufacturing
--------------------------------------------------------------------------------
 5. Bank of America      2.1%        Banking & Finance              3.66%
--------------------------------------------------------------------------------
 6. Procter & Gamble     2.0%        Consumer Products              1.91%
--------------------------------------------------------------------------------
 7. Mellon Financial     2.0%        Banking & Finance              2.12%
--------------------------------------------------------------------------------
 8. Carnival             1.9%        Leisure, Lodging               1.58%
                                     & Entertainment
--------------------------------------------------------------------------------
 9. Kimberly-Clark       1.9%        Paper & Forest                 1.98%
                                     Products
--------------------------------------------------------------------------------
10. Anheuser Busch       1.9%        Food, Beverage                 1.62%
                                     & Tobacco
--------------------------------------------------------------------------------
*Source: Bloomberg

Delaware Decatur Equity Income Fund
Top 10 Sectors
As of November 30, 2001
                                        Percentage
Industry                              of Net Assets
----------------------------------------------------
 1. Banking & Finance                    16.67%
----------------------------------------------------
 2. Computers
    & Technology                         10.26%
----------------------------------------------------
 3. Energy                                8.83%
----------------------------------------------------
 4. Healthcare
    & Pharmaceuticals                     7.82%
----------------------------------------------------
 5. Insurance                             7.23%
----------------------------------------------------
 6. Electronics
    & Electrical Equipment                6.53%
----------------------------------------------------
 7. Food, Beverage
    & Tobacco                             5.38%
----------------------------------------------------
 8. Leisure, Lodging
    & Entertainment                       3.98%
----------------------------------------------------
 9. Chemicals                             3.94%
----------------------------------------------------
10. Telecommunications                    3.86%
----------------------------------------------------

                        The Value of Downside Protection

The chart below shows that Value-style investments such as Delaware Decatur Equity Income Fund may provide some degree of protection in a down market relative to other equity investment styles.

Delaware Decatur Equity Income Fund and the S&P/BARRA Value Index saw lesser declines during recent bear market quarters than the broad S&P 500 Index.

Over the long-term, which includes both bull and bear markets, Delaware Decatur Equity Income Fund and the S&P/BARRA Value Index trailed the S&P 500 Index, but provided competitive returns.

For more information on how Delaware Decatur Equity Income Fund and Value investments may fit into your investment portfolio, please contact your financial advisor.


            Performance For September 30, 1991 to September 30, 2001

                                     30 Bull Market    10 Bear Market     Total Average Annual
                                        Quarters          Quarters             Performance
                                     --------------    --------------     --------------------
Delaware Decatur Equity Income
 Fund - Class A Shares                   4.49%              -2.62%               9.98%

S&P/BARRA Value Index                    5.75%              -4.23%              12.68%

S&P 500 Index                            6.41%              -6.05%              12.70%

Performance for Delaware Decatur Equity Income Fund is for Class A shares and reflects reinvestment of all distributions. Performance for other classes of Delaware Decatur Equity Income Fund may vary due to differing charges and expenses. See page 8 for complete performance information. Past performance is not a guarantee of future results.

A bull market is defined as one in which the S&P 500 Index showed a positive return, and a bear market is one in which the S&P 500 Index showed a negative return. Bull and bear market performance has not been annualized. The bull market performance is calculated as an average of 30 bull quarters during the time period from 9/30/91 to 9/30/01. The bear market performance is calculated as an average of 10 bear quarters during the time period from 9/30/91 to 9/30/01. Total performance is calculated as the compound product of the bull and bear periods. For purposes of the performance graph above, the "bear market" quarters were 1992 (Q4), 1994 (Q1, Q4), 1998 (Q3), 1999 (Q3), 2000 (Q2, Q3, Q4),
and 2001 (Q1, Q3). All other quarters were bull market quarters. Past performance may not be indicative of future results.

You cannot invest directly in an index. Investment returns will fluctuate so that shares, when redeemed, may be worth more or less than their original value. Class A shares are subject to a distribution fee. Fund performance for the 30 Bull Market Quarters graph and the 10 Bear Market Quarters graph are shown without the effect of a sales charge. Fund performance for the Total Average Annual Performance graph includes the effect of a sales charge.

Source: Wiesenberger.

Long-Term
  Performance


Chart assumes $100,000 invested on March 18, 1957. Fund performance includes the effect of a 5.75% front-end sales charge and reinvestment of all distributions. Performance of other classes of Delaware Decatur Equity Income Fund will differ due to different charges and expenses. See page 8 for complete performance information. Past performance is not a guarantee of future results.


Delaware Decatur Equity Income Fund
Performance of a $100,000 Investment Since March 18, 1957
-----------------------------------------------------------------------

              Delaware Decatur
             Equity Income Fund
               Class A Shares                   S&P 500 Index                               Comment
               --------------                   -------------                               -------
      Mar '57                 $96,288              $100,000                      Delaware Decatur Equity Income
      Nov '57                 $86,631               $97,300              Fund First Offered in Midst of Eisenhower Era
      Nov '58                $114,844              $127,169
      Nov '59                $130,203              $145,744
      Nov '60                $130,958              $143,810             Dow Jones Industrial Average at Less Than 600
      Nov '61                $158,997              $190,050                        Berlin Wall Constructed
      Nov '62                $155,871              $171,590
      Nov '63                $177,748              $208,260                         Kennedy Assassinated
      Nov '64                $220,711              $247,331
      Nov '65                $256,706              $276,517                         Vietnam War Escalates
      Nov '66                $239,495              $251,197
      Nov '67                $312,785              $303,084
      Nov '68                $422,415              $360,396
      Nov '69                $362,060              $322,105                         First Man on the Moon
      Nov '70                $367,192              $311,066
      Nov '71                $422,481              $346,084                        Wage and Price Controls
      Nov '72                $486,916              $442,030
      Nov '73                $401,747              $374,584

              Delaware Decatur
             Equity Income Fund
               Class A Shares                   S&P 500 Index                               Comment
               --------------                   -------------                               -------
      Nov '74                $369,110              $285,248          Nixon Resigns   Steepest Market Decline in Four Decades
      Nov '75                $479,719              $388,553
      Nov '76                $636,920              $451,260
      Nov '77                $678,022              $438,104
      Nov '78                $690,338              $460,988
      Nov '79                $845,143              $545,148                      Iran Hostage Crisis Begins
      Nov '80              $1,099,663              $760,521                   Interest Rates at All-Time Highs
      Nov '81              $1,178,823              $719,485
      Nov '82              $1,424,730              $835,991                   Great Bull Market of 1980s Begins
      Nov '83              $1,800,422            $1,049,787
      Nov '84              $1,898,486            $1,081,322
      Nov '85              $2,395,958            $1,394,464
      Nov '86              $3,097,369            $1,780,261          Dow Jones Industrial Average Crosses 2,000 Plateau
      Nov '87              $2,958,646            $1,696,831              Sharpest One-Day Decline in Market History
      Nov '88              $3,704,315            $2,092,657
      Nov '89              $4,439,186            $2,738,075
      Nov '90              $3,904,504            $2,643,112
      Nov '91              $4,508,271            $3,180,725                 Persian Gulf War    Breakup of the USSR
      Nov '92              $5,164,044            $3,768,268
      Nov '93              $5,982,402            $4,148,825                        Clinton Enters White House
      Nov '94              $5,948,107            $4,192,281
      Nov '95              $7,793,133            $5,742,584     Five Straight Years of Double-Digit Returns for S&P 500 Begin
      Nov '96              $9,700,208            $7,342,532
      Nov '97             $12,103,885            $9,436,238
      Nov '98             $13,560,084           $11,668,742           Dow Jones Industrial Average First Passes 11,000
      Nov '99             $13,221,924           $14,108,108                        Global Financial Crisis
      Nov '00             $13,581,560           $13,512,746
      Nov '01             $13,683,422           $11,861,488           World Trade Center Attacks and War in Afghanistan

Delaware
       Decatur Equity Income Fund

Fund Basics

As of November 30, 2001
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks high current income and capital appreciation.

Total Fund Net Assets:
$1.29 billion
--------------------------------------------------------------------------------
Number of Holdings:
71
--------------------------------------------------------------------------------
Fund Start Date:
March 18, 1957
--------------------------------------------------------------------------------
Your Fund Manager:
John B. Fields has 29 years' experience in investment management. He holds a bachelor's degree and an MBA from Ohio State University.
Before joining Delaware Investments in 1992, he was Director of
Domestic Equity Risk Management at DuPont. Mr. Fields is a CFA
charterholder.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A:  DELDX
Class B:  DEIBX
Class C:  DECCX

Fund Performance
Average Annual Total Returns
Through November 30, 2001    Lifetime    10 Years   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 3/18/57)
Excluding Sales Charge       +11.73%      +11.74%     +7.12%       +0.75%
Including Sales Charge       +11.58%      +11.08%     +5.86%       -5.03%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
Excluding Sales Charge       +10.50%                  +6.28%       -0.05%
Including Sales Charge       +10.50%                  +6.04%       -5.03%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge        +8.95%                  +6.29%       +0.02%
Including Sales Charge        +8.95%                  +6.29%       -0.98%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average total annual returns for lifetime (since 3/18/57), 10-year, five-year, and one-year periods ended November 30, 2001 for Delaware Decatur Equity Income Fund's Institutional Class were +11.77%, +11.91%, +7.36%, and +1.00%, respectively. Institutional Class shares were first made available on January 13, 1994 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to January 13, 1994 is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The 30-day SEC yields for A, B, C, and Institutional Class shares were +0.70%, +0.01%, +0.01%, and +0.99%, respectively, as of November 30, 2001.

Nasdaq  Institutional Class symbol: DEDIX

Delaware
  Decatur Equity Income Fund

Performance of a $10,000 Investment
November 30, 1991 through November 30, 2001

[GRAPHIC OMITTED]

                 Delaware Decatur
                  Equity Income
                  Fund - Class A
                      Shares              S&P 500 Index
                 ----------------         -------------
     Nov-91           $9,426                $10,000
     Nov-92          $10,797                $11,847
     Nov-93          $12,508                $13,044
     Nov-94          $12,436                $13,180
     Nov-95          $16,294                $18,054
     Nov-96          $20,281                $23,084
     Nov-97          $25,307                $29,667
     Nov-98          $28,351                $36,686
     Nov-99          $27,644                $44,355
     Nov-00          $28,396                $42,483
     Nov-01          $28,610                $37,291


Chart assumes $10,000 invested on November 30, 1991, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

New
  at Delaware

--------------------------------------------------------------------------------
Simplify your life. Sign up for
Delaware's new eDelivery

No more hunting for lost documents or misplaced items in your filing cabinet. Delaware Investments helps you get organized with Delaware eDelivery. Now you can receive your fund documents electronically instead of via U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.

To sign up for Delaware eDelivery:

    1. Go to www.delawareinvestments.com/edelivery

    2. Follow the directions to register.

Signing up for eDelivery can also help make your tax preparation easier. If you use Quicken(R) TurboTax(R) to prepare your taxes, this year you will have access to Intuit's Instant Data Entry feature. Instant Data Entry helps you complete your tax forms by quickly, securely and accurately retrieving 1099 investment data from Delaware Investments and instantly entering that information in the correct forms in TurboTax. It saves you time and needless manual data gathering and entry! The Instant Data Entry feature is included in all individual 1040 versions of TurboTax, including TurboTax for the Web.

Take control with Delaware eDelivery!

If you have questions or need more information, call our Shareholder Service Center at 800 523-1918 from 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday.
--------------------------------------------------------------------------------

Statement                                    Delaware Decatur Equity Income Fund
    of Net Assets                            November 30, 2001

                                                      Number of       Market
                                                        Shares        Value
Common Stock - 98.92%
Aerospace & Defense - 0.75%
 *Northrop Grumman                                       103,100  $  9,679,028
                                                                   -----------
                                                                     9,679,028
                                                                   -----------
Automobiles & Auto Parts - 2.20%
  General Motors                                         347,600    17,275,720
  Johnson Controls                                       140,500    11,172,560
                                                                   -----------
                                                                    28,448,280
                                                                   -----------
Banking & Finance - 16.67%
  Bank of America                                        452,982    27,804,035
  Bank of New York                                       580,300    22,770,972
  Citigroup                                              707,700    33,898,830
  J.P. Morgan Chase                                      938,790    35,411,160
  Mellon Financial                                       686,700    25,675,713
  Merrill Lynch                                          310,400    15,547,936
  Morgan Stanley Dean Witter                             307,100    17,044,050
  PNC Financial Group                                    303,100    17,564,645
  Wells Fargo                                            468,400    20,047,520
                                                                   -----------
                                                                   215,764,861
                                                                   -----------

Cable, Media & Publishing - 2.97%
  Gannett                                                226,900    15,758,205
 *Knight-Ridder                                          138,600     8,399,160
  McGraw-Hill                                            253,200    14,305,800
                                                                   -----------
                                                                    38,463,165
                                                                   -----------
Chemicals - 3.94%
  Air Products & Chemicals                               420,000    19,202,400
 *Dow Chemical                                           278,000    10,425,000
  duPont(E.I.)deNemours                                  226,800    10,056,312
  Rohm & Haas                                            317,400    11,267,700
                                                                   -----------
                                                                    50,951,412
                                                                   -----------
Computers & Technology - 10.26%
 *Automatic Data Processing                              270,200    14,985,292
  Compaq Computer                                      2,095,500    21,269,325
  First Data                                             311,300    22,799,612
  International Business Machines                        148,900    17,211,351
 +Microsoft                                              299,300    19,218,053
 +Oracle                                               1,205,100    16,907,553
  Pitney Bowes                                           490,700    20,354,236
                                                                   -----------
                                                                   132,745,422
                                                                   -----------
Consumer Products - 1.98%
  Procter & Gamble                                       331,600    25,685,736
                                                                   -----------
                                                                    25,685,736
                                                                   -----------
Electronics & Electrical Equipment - 6.53%
  Emerson Electric                                       249,900    13,509,594
  General Electric                                       855,300    32,929,050
  Intel                                                  497,000    16,232,020
 +National Semiconductor                                 724,600    21,832,198
                                                                   -----------
                                                                    84,502,862
                                                                   -----------

                                                      Number of       Market
                                                        Shares        Value
Common Stock (continued)
Energy - 8.83%
 *Baker Hughes                                          418,300   $ 13,791,351
*+BJ Services                                           302,200      8,419,292
  Burlington Resources                                  365,200     12,833,128
  ChevronTexaco                                         155,500     13,219,055
  Diamond Offshore Drilling                             417,100     11,553,670
  El Paso                                               525,200     23,371,400
  Exxon Mobil                                           262,826      9,829,692
 *Kerr-McGee                                            184,800      9,709,392
  USX-Marathon Group                                    420,700     11,527,180
                                                                   -----------
                                                                   114,254,160
                                                                   -----------
Food, Beverage & Tobacco - 5.38%
  Anheuser Busch                                        571,400     24,627,340
  Kraft Foods                                           624,300     20,676,816
  PepsiCo                                               500,100     24,319,863
                                                                   -----------
                                                                    69,624,019
                                                                   -----------
Healthcare & Pharmaceuticals - 7.82%
  Abbott Laboratories                                   212,300     11,676,500
  American Home Products                                209,800     12,608,980
  Baxter International                                  242,300     12,599,600
  Bristol-Myers Squibb                                  446,300     23,993,088
  Merck & Company                                       320,800     21,734,200
  Schering-Plough                                       522,300     18,661,779
                                                                   -----------
                                                                   101,274,147
                                                                   -----------
Industrial Machinery - 1.51%
 *Caterpillar                                           411,700     19,522,814
                                                                   -----------
                                                                    19,522,814
                                                                   -----------
Insurance - 7.23%
 *Allstate                                              484,300     16,582,432
 Chubb Corporation                                      285,200     19,981,112
 John Hancock Financial Services                        429,200     16,884,728
 Marsh & McLennan                                       189,600     20,281,512
 *XL Capital Ltd. - Class A                             214,000     19,897,720
                                                                   -----------
                                                                    93,627,504
                                                                   -----------
Leisure, Lodging & Entertainment - 3.98%
  Carnival                                              965,100     25,198,761
 *McDonald's                                            604,700     16,230,148
 *Walt Disney                                           492,200     10,075,334
                                                                   -----------
                                                                    51,504,243
                                                                   -----------
Metals & Mining - 1.63%
  Alcoa                                                 545,800     21,067,880
                                                                   -----------
                                                                    21,067,880
                                                                   -----------
Miscellaneous - 2.20%
 *Minnesota Mining & Manufacturing                      248,400     28,461,672
                                                                   -----------
                                                                    28,461,672
                                                                   -----------
Paper & Forest Products - 3.42%
  International Paper                                   484,618     19,360,489
  Kimberly-Clark                                        427,400     24,861,858
                                                                   -----------
                                                                    44,222,347
                                                                   -----------

Statement                                    Delaware Decatur Equity Income Fund
    of Net Assets (continued)

                                                      Number of       Market
                                                        Shares        Value
Common Stock (continued)
Retail - 3.05%
*+Federated Department Stores                          486,700   $   18,007,900
  Target                                               572,800       21,502,912
                                                                  -------------
                                                                     39,510,812
                                                                  -------------
Telecommunications - 3.86%
  BellSouth                                            301,900       11,623,150
 *Cable & Wireless ADR                                 868,400       12,418,120
  SBC Communications                                   353,164       13,201,270
  Verizon Communications                               269,636       12,672,892
                                                                  -------------
                                                                     49,915,432
                                                                  -------------
Transportation & Shipping - 1.71%
  Union Pacific                                        401,800       22,119,090
                                                                  -------------
                                                                     22,119,090
                                                                  -------------
Utilities - 3.00%
 *Dominion Resources                                   412,600       24,116,470
  Duke Energy                                          408,700       14,774,505
                                                                  -------------
                                                                     38,890,975
                                                                  -------------

Total Common Stock (cost $1,138,031,387)                          1,280,235,861
                                                                  -------------

                                                    Principal
                                                     Amount
Repurchase Agreements - 1.09%
  With BNP Paribas 2.10% 12/3/01
   (dated 11/30/01,
   collateralized by $1,836,000
   U.S.Treasury Notes 6.50% due
   2/28/02, market value $1,886,720
   and $1,407,000 U.S.Treasury Notes
   6.625% due 5/31/02,
   market value $1,440,138
   and $257,000 U.S. Treasury Notes
   6.00% due 9/30/02
   market Value $267,656)                           $3,517,000        3,517,000
With Cantor Fitzgerald 2.10% 12/3/01
   (dated 11/30/01,
   collateralized by $690,000
   U.S. Treasury Notes 4.625% due
   2/28/03, market value $717,635
   and $2,714,000 U.S. Treasury Notes
   5.25% due 8/15/03,
   market value $2,872,128)                          3,517,000        3,517,000
With J. P. Morgan Chase 2.07% 12/3/01
   (dated 11/30/01,
   collateralized by $3,436,000
   U.S. Treasury Bills due 2/28/02,
   market value $3,421,438)                          3,339,000        3,339,000

                                                    Principal          Market
                                                     Amount             Value
Repurchase Agreements (continued)
  With UBS Warburg 2.11% 12/3/01
   (dated 11/30/01,collateralized
   by $3,545,000U.S. Treasury
   Notes 5.125% due 12/31/02,
   market value $3,732,545)                        $3,657,000    $    3,657,000
                                                                 --------------
Total Repurchase Agreements
 (cost $14,030,000)                                                  14,030,000
                                                                 --------------
Total Market Value of Securities - 100.01%
 (cost $1,152,061,387)                                            1,294,265,861
Liabilities Net of Receivables
 and Other Assets - (0.01%)                                             (65,834)
                                                                 --------------
Net Assets Applicable to 77,393,733
 Shares Outstanding - 100.00%                                    $1,294,200,027
                                                                 ==============

Net Asset Value - Delaware Decatur Equity Income
 Fund Class A ($1,132,146,591 / 67,671,493 Shares)                       $16.73
                                                                         ------
Net Asset Value - Delaware Decatur Equity Income
 Fund Class B ($100,419,439 / 6,037,774 Shares)                          $16.63
                                                                         ------
Net Asset Value - Delaware Decatur Equity Income
 Fund Class C ($13,442,140 / 803,402 Shares)                             $16.73
                                                                         ------
Net Asset Value - Delaware Decatur Equity Income
 Fund Institutional Class
 ($48,191,857 / 2,881,064 Shares)                                        $16.73
                                                                         ------
Components of Net Assets at November 30, 2001:
Shares of beneficial interest
 (unlimited authorization - no par)                              $1,251,876,016
Undistributed net investment income                                   2,973,678
Accumulated net realized loss on                                   (102,854,141)
investments
Net unrealized appreciation of investments                          142,204,474
                                                                 --------------
Total net assets                                                 $1,294,200,027
                                                                 ==============
* Security is fully or partially on loan. See Note 6 in "Notes to Financial Statements".

+Non-income producing security for the year ended November
 30, 2001.

Summary of Abbreviations:
ADR - American Depositary Receipts

Net Asset Value and Offering Price per
 Share - Delaware Decatur Equity Income Fund
Net asset value Class A (A)                                              $16.73
Sales charge (5.75% of offering price,
 or 6.10% of amount invested per share) (B)                                1.02
                                                                         ------
Offering price                                                           $17.75
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                                    Delaware Decatur Equity Income Fund
   of Operations                             Year Ended November 30, 2001


Investment Income:
 Dividends                                     $ 25,877,162
 Interest                                         3,575,940
 Security lending income                              6,504        $ 29,459,606
                                               ------------        ------------

Expenses:
 Management fees                                  8,359,244
 Distribution expenses                            4,191,074
 Dividend disbursing and transfer agent
   fees and expenses                              1,717,089
 Accounting and administration expenses             603,174
 Reports and statements to shareholders             242,498
 Custodian fees                                      62,603
 Registration fees                                   57,000
 Professional fees                                   40,256
 Trustees' fees                                      48,200
 Other                                              240,496          15,561,634
                                               ------------
 Less expenses paid indirectly                                          (44,557)
                                                                   ------------
 Total expenses                                                      15,517,077
                                                                   ------------
Net Investment Income                                                13,942,529
                                                                   ------------

Net Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments                                    60,199,392
 Net change in unrealized appreciation/depreciation
   of investments                                                   (62,242,655)
                                                                   ------------
Net Realized and Unrealized Loss on Investments                      (2,043,263)
                                                                   ------------
Net Increase in Net Assets Resulting from
  Operations                                                       $ 11,899,266
                                                                   ============


See accompanying notes


Statements                                                                             Delaware Decatur Equity Income Fund
    of Changes in Net Assets

                                                                                               Year Ended
                                                                                 11/30/01                     11/30/00

Increase (Decrease) in Net Assets from Operations:
 Net investment income                                                       $    13,942,529               $    34,668,929
 Net realized gain (loss) on investments                                          60,199,392                  (157,764,906)
 Net change in unrealized appreciation/depreciation of investments               (62,242,655)                  138,005,690
                                                                             ---------------               ---------------
 Net increase in net assets resulting from operations                             11,899,266                    14,909,713
                                                                             ---------------               ---------------

Dividends and Distributions to Shareholders from:
 Net investment income:
  Class A                                                                        (11,383,492)                  (32,277,746)
  Class B                                                                           (303,035)                   (1,929,798)
  Class C                                                                            (37,067)                     (224,141)
  Institutional Class                                                               (591,210)                   (1,485,827)

 Net realized gain on investments:
  Class A                                                                                 --                   (44,716,955)
  Class B                                                                                 --                    (4,057,926)
  Class C                                                                                 --                      (498,555)
  Institutional Class                                                                     --                    (2,408,893)
                                                                             ---------------               ---------------
                                                                                 (12,314,804)                  (87,599,841)
                                                                             ---------------               ---------------
Capital Share Transactions:
 Proceeds from shares sold:
  Class A                                                                         35,723,040                    40,134,888
  Class B                                                                         25,495,219                    13,141,560
  Class C                                                                          5,168,116                     2,998,689
  Institutional Class                                                             10,830,752                     9,764,603

 Net asset value of shares issued upon reinvestment of dividends and distributions:
  Class A                                                                          9,591,367                    67,233,701
  Class B                                                                            263,637                     5,358,084
  Class C                                                                             33,714                       659,238
  Institutional Class                                                                591,210                     3,883,617
                                                                             ---------------               ---------------
                                                                                  87,697,055                   143,174,380
                                                                             ---------------               ---------------
 Cost of shares repurchased:
  Class A                                                                       (172,072,367)                 (445,832,635)
  Class B                                                                        (24,035,150)                  (63,895,158)
  Class C                                                                         (3,080,011)                  (10,895,798)
  Institutional Class                                                            (15,290,828)                  (47,131,046)
                                                                             ---------------               ---------------
                                                                                (214,478,356)                 (567,754,637)
                                                                             ---------------               ---------------
Decrease in net assets derived from capital share transactions                  (126,781,301)                 (424,580,257)
                                                                             ---------------               ---------------
Net Decrease in Net Assets                                                      (127,196,839)                 (497,270,385)

Net Assets:
 Beginning of period                                                           1,421,396,866                 1,918,667,251
                                                                             ---------------               ---------------
 End of period                                                               $ 1,294,200,027               $ 1,421,396,866
                                                                             ===============               ===============

See accompanying notes

Financial
       Highlights


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        Delaware Decatur Equity Income Fund Class A
                                                                                         Year Ended
                                                             11/30/01        11/30/00     11/30/99     11/30/98     11/30/97

Net asset value, beginning of period                         $16.770         $17.200      $21.400      $22.580      $21.320

Income (loss) from investment operations:
Net investment income(1)                                       0.182           0.370        0.476        0.569        0.600
Net realized and unrealized gain (loss) on investments        (0.062)          0.050       (0.916)       1.811        3.940
                                                             -------         -------      -------      -------      -------
Total from investment operations                               0.120           0.420       (0.440)       2.380        4.540
                                                             -------         -------      -------      -------      -------

Less dividends and distributions from:
Net investment income                                         (0.160)         (0.378)      (0.540)      (0.490)      (0.600)
Net realized gain on investments                                  --          (0.472)      (3.220)      (3.070)      (2.680)
                                                             -------         -------      -------      -------      -------
Total dividends and distributions                             (0.160)         (0.850)      (3.760)      (3.560)      (3.280)
                                                             -------         -------      -------      -------      -------

Net asset value, end of period                               $16.730         $16.770      $17.200      $21.400      $22.580
                                                             =======         =======      =======      =======      =======

Total return(2)                                                0.75%           2.72%       (2.50%)      12.03%       24.78%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                   $1,132,147      $1,258,738   $1,658,696   $1,969,181   $1,906,726
Ratio of expenses to average net assets                        1.07%           1.12%        1.03%        0.90%        0.88%
Ratio of net investment income to average net assets           1.06%           2.30%        2.59%        2.68%        2.87%
Portfolio turnover                                              111%             77%          92%          94%          90%

(1) The average shares outstanding method has been applied for per share information for the years ended November 30, 1999, 2000, and 2001.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
       Highlights (continued)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        Delaware Decatur Equity Income Fund Class B
                                                                                         Year Ended
                                                             11/30/01        11/30/00     11/30/99     11/30/98     11/30/97

Net asset value, beginning of period                         $16.690         $17.120      $21.320      $22.480      $21.260

Income (loss) from investment operations:
Net investment income(1)                                       0.054           0.248        0.333        0.403        0.450
Net realized and unrealized gain (loss) on investments        (0.063)          0.059       (0.918)       1.797        3.900
                                                             -------         -------      -------      -------      -------
Total from investment operations                              (0.009)          0.307       (0.585)       2.200        4.350
                                                             -------         -------      -------      -------      -------

Less dividends and distributions from:
Net investment income                                         (0.051)         (0.265)      (0.395)      (0.290)      (0.450)
Net realized gain on investments                                  --          (0.472)      (3.220)      (3.070)      (2.680)
                                                             -------         -------      -------      -------      -------
Total dividends and distributions                             (0.051)         (0.737)      (3.615)      (3.360)      (3.130)
                                                             -------         -------      -------      -------      -------

Net asset value, end of period                               $16.630         $16.690      $17.120      $21.320      $22.480
                                                             =======         =======      =======      =======      =======

Total return(2)                                               (0.05%)          2.01%       (3.27%)      11.14%       23.73%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $100,419         $99,266     $151,332     $169,985     $123,180
Ratio of expenses to average net assets                        1.82%           1.88%        1.81%        1.70%        1.68%
Ratio of net investment income to average net assets           0.31%           1.54%        1.81%        1.88%        2.07%
Portfolio turnover                                              111%             77%          92%          94%          90%

(1) The average shares outstanding method has been applied for per share information for the years ended November 30, 1999, 2000, and 2001.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
    Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        Delaware Decatur Equity Income Fund Class C
                                                                                         Year Ended
                                                             11/30/01        11/30/00     11/30/99     11/30/98     11/30/97

Net asset value, beginning of period                         $16.780         $17.220      $21.420      $22.570      $21.330

Income (loss) from investment operations:
Net investment income(1)                                       0.053           0.247        0.332        0.402        0.460
Net realized and unrealized gain (loss) on investments        (0.052)          0.050       (0.917)       1.808        3.910
                                                             -------         -------      -------      -------      -------
Total from investment operations                               0.001           0.297       (0.585)       2.210        4.370
                                                             -------         -------      -------      -------      -------

Less dividends and distributions from:
Net investment income                                         (0.051)         (0.265)      (0.395)      (0.290)      (0.450)
Net realized gain on investments                                  --          (0.472)      (3.220)      (3.070)      (2.680)
                                                             -------         -------      -------      -------      -------
Total dividends and distributions                             (0.051)         (0.737)      (3.615)      (3.360)      (3.130)
                                                             -------         -------      -------      -------      -------

Net asset value, end of period                               $16.730         $16.780      $17.220      $21.420      $22.570
                                                             =======         =======      =======      =======      =======

Total return(2)                                                0.02%           1.94%       (3.25%)      11.14%       23.75%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $13,442         $11,372      $19,511      $23,076      $15,343
Ratio of expenses to average net assets                        1.82%           1.88%        1.81%        1.70%        1.68%
Ratio of net investment income to average net assets           0.31%           1.54%        1.81%        1.88%        2.07%
Portfolio turnover                                              111%             77%          92%          94%          90%

(1) The average shares outstanding method has been applied for per share information for the years ended November 30, 1999, 2000, and 2001.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
    Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                  Delaware Decatur Equity Income Fund Institutional Class
                                                                                         Year Ended
                                                             11/30/01        11/30/00     11/30/99     11/30/98     11/30/97
Net asset value, beginning of period                         $16.770         $17.200      $21.400      $22.570      $21.310

Income (loss) from investment operations:
Net investment income(1)                                       0.224           0.408        0.516        0.612        0.650
Net realized and unrealized gain (loss) on investments        (0.065)          0.054       (0.913)       1.808        3.930
                                                             -------         -------      -------      -------      -------
Total from investment operations                               0.159           0.462       (0.397)       2.420        4.580
                                                             -------         -------      -------      -------      -------

Less dividends and distributions from:
Net investment income                                         (0.199)         (0.420)      (0.583)      (0.520)      (0.640)
Net realized gain on investments                                  --          (0.472)      (3.220)      (3.070)      (2.680)
                                                             -------         -------      -------      -------      -------
Total dividends and distributions                             (0.199)         (0.892)      (3.803)      (3.590)      (3.320)
                                                             -------         -------      -------      -------      -------

Net asset value, end of period                               $16.730         $16.770      $17.200      $21.400      $22.570
                                                             =======         =======      =======      =======      =======

Total return(2)                                                1.00%           2.99%       (2.27%)      12.25%       25.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $48,192         $52,020      $89,128     $243,245     $278,384
Ratio of expenses to average net assets                        0.82%           0.88%        0.81%        0.70%        0.68%
Ratio of net investment income to average net assets           1.31%           2.54%        2.81%        2.88%        3.07%
Portfolio turnover                                              111%             77%          92%          94%          90%

(1) The average shares outstanding method has been applied for per share information for the years ended November 30, 1999, 2000, and 2001.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.


See accompanying notes

                                             Delaware Decatur Equity Income Fund
Notes                                        November 30, 2001
  to Financial Statements

Delaware Group Equity Funds II (the "Trust") is organized as a Delaware business trust and offers four series: the Delaware Decatur Equity Income Fund, the Delaware Diversified Value Fund, the Delaware Growth and Income Fund, and the Delaware Social Awareness Fund. These financial statements and related notes pertain to the Delaware Decatur Equity Income Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Delaware Decatur Equity Income Fund is to seek high current income and capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $31,829 for the year ended November 30, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended November 30, 2001 were approximately $12,728. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at a rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares.

For the year ended November 30, 2001, DDLP earned $75,054 for commissions on sales of the Fund's Class A shares.

At November 30, 2001, the Fund had liabilities payable to affiliates as follows:

 Investment management fee payable to DMC                  $35,736
 Dividend disbursing, transfer agent fees, accounting
  and other expenses payable to DSC                         84,310
 Other expenses payable to DMC and affiliates               70,316

                                             Delaware Decatur Equity Income Fund
Notes                                        November 30, 2001
   to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended November 30, 2001, the Fund made purchases of $1,496,123,566 and sales of $1,606,651,572 of investment securities other than U.S. government securities and short-term investments.

At November 30, 2001, the cost of investments for federal income tax purposes was $1,160,862,228. At November 30, 2001, net unrealized appreciation was $133,403,633 of which $164,866,940 related to unrealized appreciation of investments and $31,463,307 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of November 30, 2001 of $95,490,481 which may be carried forward and applied against future capital gains. Such capital loss carryforwards expire in 2008.

4. Capital Shares
Transactions in capital shares were as follows:

                                              Year Ended
                                        11/30/01      11/30/00
Shares sold:
  Class A                              2,082,862     2,493,810
  Class B                              1,500,237       816,251
  Class C                                304,774       186,237
  Institutional Class                    628,760       610,850

Shares issued upon reinvestment of
  dividends and distributions:
  Class A                                593,358     4,165,475
  Class B                                 16,231       332,915
  Class C                                  2,068        40,690
  Institutional Class                     36,600       240,390
                                     -----------   -----------
                                       5,164,890     8,886,618
                                     -----------   -----------
Shares repurchased:
  Class A                            (10,057,562)  (28,053,136)
  Class B                             (1,428,067)   (4,038,546)
  Class C                               (181,009)     (682,511)
  Institutional Class                   (886,806)   (2,931,344)
                                     -----------   -----------
                                     (12,553,444)  (35,705,537)
                                     -----------   -----------
Net decrease                          (7,388,554)  (26,818,919)
                                     ===========   ===========

5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of November 30, 2001, or at any time during the year.

6. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at November 30, 2001 were as follows:

                     Market value of             Market value of
                   securities on loan              collateral
                   ------------------            ----------------
                      $44,781,237                  $47,030,300

7. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2001, the Fund designates distributions paid during the year as follows:

      (A)             (B)
  Long-Term         Ordinary         (C)
Capital Gains        Income         Total            (D)
Distributions    Distributions  Distributions    Qualifying
 (Tax Basis)      (Tax Basis)    (Tax Basis)    Dividends(1)
-------------    -------------  -------------   ------------
     --               100%           100%           100%

(A) and (B) are based on a percentage of the Fund's total distributions.

(D) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report
   of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Equity Funds II --
Delaware Decatur Equity Income Fund

We have audited the accompanying statement of net assets of Delaware Decatur Equity Income Fund (the "Fund") as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Decatur Equity Income Fund at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
January 4, 2002

Delaware
Investments(SM)
---------------
A member of Lincoln Financial Group(R)






This annual report is for the information of Delaware Decatur Equity Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Decatur Equity Income Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                              Affiliated Officers                     Contact Information

Charles E. Haldeman, Jr.                       William E. Dodge                        Investment Manager
Chairman                                       Executive Vice President and            Delaware Management Company
Delaware Investments Family of Funds           Chief Investment Officer, Equity        Philadelphia, PA
Philadelphia, PA                               Delaware Investments Family of Funds
                                               Philadelphia, PA                        International Affiliate
Walter P. Babich                                                                       Delaware International Advisers Ltd.
Board Chairman                                 Jude T. Driscoll                        London, England
Citadel Constructors, Inc.                     Executive Vice President and
King of Prussia, PA                            Head of Fixed Income                    National Distributor
                                               Delaware Investments Family of Funds    Delaware Distributors, L.P.
David K. Downes                                Philadelphia, PA                        Philadelphia, PA
President and Chief Executive Officer
Delaware Investments Family of Funds           Richard J. Flannery                     Shareholder Servicing, Dividend
Philadelphia, PA                               President and Chief Executive Officer   Disbursing and Transfer Agent
                                               Delaware Distributors, L.P.             Delaware Service Company, Inc.
John H. Durham                                 Philadelphia, PA                        2005 Market Street
Private Investor                                                                       Philadelphia, PA 19103-7094
Gwynedd Valley, PA
                                                                                       For Shareholders
John A. Fry                                                                            800 523-1918
Executive Vice President
University of Pennsylvania                                                             For Securities Dealers
Philadelphia, PA                                                                       800 362-7500

Anthony D. Knerr                                                                       For Financial Institutions
Consultant                                                                             Representatives Only
Anthony Knerr & Associates                                                             800 659-2265
New York, NY
                                                                                       Website
Ann R. Leven                                                                           www.delawareinvestments.com
Former Treasurer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN


(5435)                                                                                             Printed in the USA
AR-001 [11/01] CG 1/02                                                                                          J7723


